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                                                                     EXHIBIT 4.3

                              CERTIFICATE OF TRUST
                                       OF
                         TCI COMMUNICATIONS FINANCING V

     This Certificate of Trust of TCI Communications Financing V (the "Trust") dated October 31, 1996, is being duly executed and filed by the undersigned, as trustees, to form a business trust pursuant to the Delaware Business Trust Act, 12 Del. C. (S) 3801, et seq. The undersigned, as trustees, do hereby certify as
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follows:

     1. The name of the business trust being formed hereby is "TCI Communications Financing V".

     2. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

               The Bank of New York (Delaware)
               400 White Clay Center, Route 273
               Newark, Delaware 19711

     3.   This Certificate of Trust shall be effective as of the date of filing.
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     IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust in one or more counterparts as of the date first above written.


                                           /s/ Bernard W. Schotters
                                           -----------------------------------
                                           Bernard W. Schotters, as Trustee


                                           /s/ Stephen M. Brett
                                           -----------------------------------
                                           Stephen M. Brett, as Trustee

                                           THE BANK OF NEW YORK
                                           (DELAWARE),
                                             as Trustee


                                           By: /s/ Joseph G. Ernst
                                              --------------------------------
                                              Name: Joseph G. Ernst
                                              Title: Assistant Vice President